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                                                                    Exhibit 23.3


                       CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-4 (File No. 1-6018) of our report on our audits of the combined financial statements of the Fuel Pump Division of SOFITAM S.A. Our report is dated July 15, 1996, except for Notes 21 and 22, as to which the date is November 20, 1996. We also consent to the reference to our firm under the caption "Experts."

SALUSTRO REYDEL
Paris, France
November 20, 1996